PROFUNDS

Supplement dated May 1, 2005

to the Prospectus dated May 1, 2005

Commencement of Operations of Certain ProFunds

The following ProFunds have not commenced investment operations:

Dow 30 ProFund

Short Mid-Cap ProFund

Short Dow 30 ProFund

Leisure Goods UltraSector ProFund

Oil Equipment, Services & Distribution UltraSector ProFund

The Trustees and Officers of ProFunds may consider beginning investment operations of a ProFund with an initial investment of $5 million or more. The ProFunds listed above may not be available for sale in all states. Please contact ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

Please keep this information with your prospectus for future reference.

SUPP0505